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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                              ___________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               __________________


              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 2, 1995

                           JOHNSTON INDUSTRIES, INC.
             (Exact name of Registrant as Specified in its Charter)


                              ___________________


          DELAWARE                        1-6687               11-1749980
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                              Identification No.)


                             105 THIRTEENTH STREET
                            COLUMBUS, GEORGIA 31901
                                 (706) 641-3140

  (Address, including zip code, and telephone number, including area code, of
                  Registrant's principal executive offices)


                             ______________________

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ITEM 5.          OTHER EVENTS

         On December 2, 1995, the Board of Directors of Johnston Industries, Inc. (the "Company") elected Gerald B. Andrews as Chief Executive Officer of the Company, replacing David L. Chandler, who will continue to serve as Chairman of the Board. Mr. Chandler will also hold the titles of Chairman of the Executive Committee of the Board and Chief Policy Officer of the Company. Mr. Andrews will continue to hold his previous titles of President and Chief Operating Officer.

         Separately, the Company also entered into a letter of intent to acquire the T.J. Beall Company, a textile company whose primary business activity is the recycling of gin motes, non-perishable shorter fibers separated from cotton during the ginning process.


EXHIBITS

99.1     Press Release regarding Appointment of Mr. Andrews
99.2     Press Release regarding Letter of Intent with T.J. Beall Company

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    JOHNSTON INDUSTRIES, INC.



Date: December 15, 1995       By:    /s/ John W. Johnson
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                                   John W. Johnson
                                   Vice President and Chief Financial Officer








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